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                                                                    EXHIBIT 23.9

KMPG SOMEKH CHAIKIN

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Granite Hacarmel Investments Limited, we hereby consent to the incorporation of our report dated March 20, 2002, included in Form 10-K of Ampal American Israel Corporation, previously filed in Registration Statement File No. 333-61895, and No. 333-55970.



Somekh Chaikin
Certified Public Accountants (Isr.)



Haifa, March 24, 2002